DELAWARE GROUP TAX FREE FUND
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware National High-Yield Municipal Bond Fund

(each, a "Fund")

Supplement to the Funds' Statement of Additional Information
dated December 29, 2005

On August 18, 2005, the Board of Trustees of Delaware Group Tax Free Fund and Voyageur Mutual Funds unanimously voted to approve changes to the investment strategies and policies of Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund. All changes are effective as of 60 days after the date of this Supplement.

The following amends the information regarding Inverse Floaters; Interest Rate and Index Swaps and Options and Futures in the section "Investment Objectives and Policies" in the Funds' Statement of Additional Information:

Inverse Floaters

Each Fund may invest in inverse floaters. USA Fund, Insured Fund and National High-Yield Fund may invest up to 25% of each Fund's net assets in inverse floaters when the underlying bond is tax-exempt. Intermediate Fund may invest up to 10% of its net assets in inverse floaters. Otherwise, each Fund's investments in taxable instruments and securities rated below investment grade (other than National High-Yield Fund), including inverse floaters on taxable bonds, are limited to 20% (10% for Intermediate Fund) of the Fund's net assets. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction to short-term interest rates or interest rate indices.

Interest Rate and Index Swaps

Each Fund may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. A Fund will invest in interest rate swaps to adjust its sensitivity to interest rates by changing its duration, to hedge against changes in interest rates or to gain exposure to markets in which the Fund invests. A Fund may also use index swaps as a substitute for futures, options or forward contracts if such contracts are not available to the Fund on favorable terms. USA Fund, Insured Fund and National High-Yield Fund may invest up to an aggregate of 20%, and Intermediate Fund may invest up to an aggregate of 10%, of the Fund's net assets in futures, options and swaps as long as each Fund's investments in these securities when aggregated with other taxable investments and securities that are rated below investment grade (other than National High-Yield Fund) do not exceed 20% (10% for Intermediate Fund) of the Fund's total net assets.

Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to manage its portfolio of swaps so as to match and offset its payment receipts and obligations.

The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR) or the rate set by the Bond Market Association (BMA). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The portfolio managers presently intend to purchase swaps with maturities of up to 30 years.

A Fund may also engage in index swaps, also called total return swaps. In an index swap, a Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed-income securities that are included in the index.

Swap transactions provide several benefits to a Fund. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a Fund is the weighted average of the durations of the Fund's fixed-income securities.

If a Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, a Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR or BMA payments adjusted every six months. The duration of the floating rate payments received by the Fund may be six months. In effect, a Fund can reduce the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

A Fund may also use swaps to gain exposure to specific markets. Other uses of swaps could help permit a Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, a Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. A Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit a Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. A Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount a Fund might theoretically be required to pay in a swap transaction.

The extent to which a Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

Each Fund will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled payments with respect to each swap contract. To the extent that a Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund's net payment obligations.

Interest rate swaps may be considered liquid securities because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). Each Fund will consider the liquidity of each interest rate swap on an individual basis and treat all index swaps as subject to the limitation on illiquid investments. For purposes of calculating any percentage limitations, each Fund will refer to the notional amount of the swap.

Interest rate swaps will be priced using market prices. Index swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

Options and Futures

To the extent indicated below, the Funds may utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management. Options and futures may be used to attempt to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by the appropriate Board of Trustees.

Options on Securities

Each Fund may write (i.e., sell) covered put and call options and purchase call options on the securities in which they may invest and on indices of securities in which they may invest, to the extent such put and call options are available. Each Fund may also purchase put options on indices of securities in which it may invest, to the extent such put options are available.

USA Fund, Insured Fund and National High-Yield Fund may invest up to an aggregate of 20%, and Intermediate Fund may invest up to an aggregate of 10%, of the Fund's net assets in futures, options and swaps as long as each Fund's investments in these securities when aggregated with other taxable investments and securities rated below investment grade (other than National High-Yield Fund) do not exceed 20% (10% for Intermediate Fund) of the Fund's total net assets.

A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.

In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund. The Intermediate Fund may also purchase (i) call options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets and (ii) put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets.

If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

The Funds may engage in listed options transactions on the various national securities exchanges or in the over-the-counter market. Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so. Over-the-counter options are subject to the Funds' illiquid investment limitation.

Participation in the options market involves investment risks and transaction costs to which a Fund would not be subject absent the use of this strategy. If the Manager's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (a) dependence on the Manager's ability to predict correctly movements in the direction of interest rates and security prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

Futures Contracts and Options on Futures Contracts

The Funds may enter into contracts for the purchase or sale for future delivery of securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). USA Fund, Insured Fund and National High-Yield Fund may invest up to an aggregate of 20%, and Intermediate Fund may invest up to an aggregate of 10%, of the Fund's net assets in futures, options and swaps as long as each Fund's investments in these securities when aggregated with other taxable investments and securities rated below investment grade (other than National High-Yield Fund) do not exceed 20% (10% for Intermediate Fund) of the Fund's total net assets. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by a Fund will be traded on or subject to the rules of the particular futures exchange designated by the Commodity Futures Trading Commission ("CFTC"). The successful use of such instruments draws upon the Manager's experience with respect to such instruments and usually depends upon the Manager's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.

A Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable SEC releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the CFTC currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio.

This Supplement is dated January 3, 2006.